Securities Act File No. 333-131820

ICA No. 811- 21853

As filed with the Securities and Exchange Commission on September 30, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No. 179 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

Amendment No. 180 [X]

(Check Appropriate Box or Boxes)

Northern Lights Variable Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68130

Attention: Andrew Rogers

(Address of Principal Executive Offices)(Zip Code)

(631) 470-2600

(Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copies to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

()	immediately upon filing pursuant to paragraph (b).
()	on (date) pursuant to paragraph (b).
(X)	60 days after filing pursuant to paragraph (a)(1).
()	on (date) pursuant to paragraph (a)(1).
()	75 days after filing pursuant to paragraph (a)(2).
()	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

() this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Mariner Managed Futures Strategy Portfolio

Class 2 shares

PROSPECTUS

November _, 2016

Advised by:

Monte Capital Group, LLC

420 Park Ave.

Clarendon Hills, IL 60514

Sub-Advised by:

Chesapeake Capital Corporation

1721 Summit Avenue

Richmond, VA 23230

1-855-542-4MHB (4642)

This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mariner Managed Futures Strategies Portfolio

TABLE OF CONTENTS

PORTFOLIO SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Portfolio	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	6
Investment Advisor	6
Sub-Advisor	6
Portfolio Managers	6
Purchase and Sale of Portfolio Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
General Information about the Portfolio, Advisor and Sub-Advisor	7
Investment Objectives	8
Principal Investment Strategies	8
Principal Investment Risks	10
Temporary Investments	17
Portfolio Holdings Disclosure	17
Cybersecurity	17
MANAGEMENT	18
Investment Advisor	18
Sub-Advisor	19
Portfolio Managers	19
INVESTMENT SUBSIDIARY	20
HOW SHARES ARE PRICED	21
HOW TO PURCHASE AND REDEEM SHARES	22
TAX CONSEQUENCES	23
DIVIDENDS AND DISTRIBUTIONS	24
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	24
DISTRIBUTION OF SHARES	25
Distributor	25
Distribution Fees	25
Additional Compensation to Financial Intermediaries	26
Householding	26
VOTING AND MEETINGS	26
CONSOLIDATED FINANCIAL HIGHLIGHTS	27
Privacy Notice	28

PORTFOLIO SUMMARY

Investment Objectives: The Portfolio seeks income and capital appreciation.

Fees and Expenses of the Portfolio: This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2 Shares
Management Fees	1.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses(1)	1.15%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Portfolio Operating Expenses	3.49%
Fee Waiver and/or Reimbursement(3)	(1.35)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	2.14%
(1)	Other Expenses do not include the costs of investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (the "Underlying Pools"). The Portfolio estimates that Underlying Pool expenses, if presented, would be 0.10%. This estimate does not include performance-based fees for Underlying Pools, which cannot be meaningfully estimated. The expenses of the Portfolio's wholly-owned subsidiary are consolidated with those of the Portfolio and are not presented as a separate expense. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(2)	Estimated and restated for the current fiscal year. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies.
(3)	The Portfolio's advisor has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio, at least until [____ _], 2017 such that the Total Annual Operating Expenses after Fee Waiver (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses) do not exceed 2.00% for Class 2 shares of the respective Class' average net assets. This agreement may be terminated by the Trust's Board of Trustees on 60 days' written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each insurance contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class 2	$[___]	$[___]	$[___]	$[___]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal period, the Portfolio's portfolio turnover rate was 104% of the average value of the portfolio. The Portfolio's portfolio turnover rate increased significantly during 2015 because the Portfolio reallocated the fixed income portfolio to reflect alignment with market conditions.

Principal Investment Strategies. The Portfolio seeks to achieve its investment objectives using two principal strategies:

•	Short- to Medium-Term Fixed Income Strategy: The Portfolio executes its fixed income strategy primarily through mutual funds and exchange-traded funds ("ETFs") (together "Underlying Funds") that themselves invest primarily in domestic or foreign short- to medium-term fixed income securities. The advisor defines short- to medium-term Underlying Funds as those with average portfolio maturity of less than five years. The advisor's decisions are driven by evaluating the liquidity, rating and time to maturity of securities held by the Underlying Funds. The advisor also evaluates the expenses, strategy and historical performance of the Underlying Funds. This portion of the Portfolio is constructed with the goals of mitigating interest rate and credit risk while optimizing income. The advisor selects Underlying Funds that have an average portfolio credit quality of at least upper medium investment grade (i.e., rated "A-" or better by Standard & Poor's Ratings Group, or if unrated, determined by the advisor to be of comparable quality). Underlying Funds include money market funds.
•	Managed Futures Strategy: The Portfolio executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled Cayman Island subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in financial, currency and commodity derivatives as well as in limited partnerships, corporations, limited liability companies and other types of pooled investments (each an "Underlying Pool"). To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio when viewed on a consolidated basis.

The advisor delegates management of the managed futures strategy to the sub-advisor. The managed futures strategy is intended to provide returns that are non-correlated with traditional portfolios through allocation to alternative investments. The sub-advisor implements the strategy using a variety of forms of diversification which may include: (1) diversification across market sectors; (2) diversification across geographic areas; (3) diversification across medium- and long-term holding periods; and (4) diversification across different types of strategies, such as trend-following (identifying opportunities as prices trend up and down). This strategy is deployed primarily through Underlying Pools, futures contracts, forward contracts, and foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies. The holding periods for trades may vary and could last from a few days to over one year. Quantitative models driven mainly by volatility and correlation measurements are used in order to control investment biases (such as biases for larger contracts or higher margin contracts).

The sub-advisor's investment program applies trading strategies to a spectrum of markets, asset classes (including short and long positions in equities, bonds, currencies, commodities) and financial instruments such as futures contracts. The investment decisions are based on market movement and market trends that result from various factors including changes in interest rates, inflation, economic cycles and political circumstances. The Portfolio may invest in multiple countries and frequently has significant exposure to foreign currencies and investments. Although the Portfolio typically will invest up to 30% of its assets in foreign markets, the Portfolio may invest in foreign markets without limitation. The Portfolio pursues the managed futures strategy by investing a portion of its assets directly in financial-related derivatives which include financial futures and options based on equity indices, interest rates, single stock futures and other financial instruments and currencies.

The Portfolio anticipates that it will generally invest between 10-70% of its assets (whether directly or through the Subsidiary) pursuant to the managed futures strategy. The Portfolio anticipates that it will generally invest between 30-90% of its assets pursuant to the short to medium-term fixed income strategy, although it may invest up to 100% of its assets pursuant to the short to medium-term fixed income strategy.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in Underlying Pools, Underlying Funds and the Subsidiary.

•	Commodities Risk. Investing in the commodities markets (directly or indirectly) may subject the Portfolio to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Portfolio, resulting in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes.
•	Derivatives Risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and (iv) leverage risk.
•	Fixed Income Securities Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Fixed income securities are also subject to prepayment and credit risks. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Portfolio. As a result, for the present, interest rate risk may be heightened.
•	Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Portfolio is long or short. Credit risk results because currency trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Exchanges Risk. A portion of the derivatives trades made by the Portfolio may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.
•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Leverage Risk. Using derivatives to increase the Portfolio's combined long and short exposure creates leverage, which can magnify the Portfolio's potential for gain or loss and, therefore, amplify the effects of market volatility on the Portfolio's share price.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Portfolio would be difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price, or possibly requiring the Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, and a potential rise in interest rates may result in periods of volatility and increased redemptions. As a result of increased redemptions, the Portfolio may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
•	Management Risk. The risk that investment strategies employed by the advisor and/or sub-advisor in selecting investments and asset allocations for the Portfolio may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•	Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Portfolio invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Portfolio's investments goes down, your investment in the Portfolio decreases in value and you could lose money.
•	Short Position Risk. The Portfolio will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security or instrument. Losses are potentially unlimited in a short position transaction.
•	Tax Risk. Certain of the Portfolio's investment strategies, including transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Portfolio. By investing in commodities indirectly through the Subsidiary, the Portfolio will obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Portfolio. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Portfolio as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service ("IRS") has issued a number of private letter rulings to other mutual funds (unrelated to the Portfolio), which indicate that certain income from an investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, the IRS has suspended issuance of any further letters pending a review of its position. If the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Portfolio retroactively), the income from the Portfolio's investment in the Subsidiary might not be qualifying income, and the Portfolio might not qualify as a regulated investment company for one or more years.
•	Underlying Funds Risk. The cost of investing in the Portfolio will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. ETFs are subject to brokerage costs which will lower Portfolio returns. ETFs may trade at changing discounts or premiums to their net asset value, making evaluation of their relative value more difficult when compared to mutual funds.
•	Underlying Pools Risk. Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, the cost of investing in the Portfolio will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, operating expenses, and may pay performance based fees to the respective Underlying Pool manager. Any performance based fees will be paid by the Underlying Pool to its manager without regard to the performance of other managers or the Underlying Pool's overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the pool. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

•       Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Portfolio and its shareholders. Your cost of investing in the Portfolio will be higher because you indirectly bear the expenses of the Subsidiary.

Performance: The bar chart and performance table set out below help show the returns and risks of investing in the Portfolio. The bar chart shows performance of the Class 2 shares of the Portfolio for each full calendar year since the Portfolio's inception. The performance table compares the performance of the Portfolio's Class 2 shares over time to the performance of a broad-based securities market index. You should be aware that the Portfolio's past performance may not be an indication of how the Portfolio will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-855-542-4MHB (4642).

Performance Bar Chart for Calendar Year Ended December 31.

Best Quarter:	4th Quarter 2015	12.82%
Worst Quarter:	1st Quarter 2015	(13.90)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

	One Year	Since the Portfolio's June 7, 2012 Inception
Class 2 Shares	(6.63)%	0.34%
Barclay BTOP 50 Index*	(1.41)%	2.57%
*	The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its Constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. Investors cannot invest directly in an index.

Investment Advisor: Monte Capital Group, LLC (the "Advisor").

Sub-Advisor: Chesapeake Capital Corporation (the "Sub-Advisor").

Portfolio Managers:

Annette A. Cazenave, Chief Investment Officer – Mutual Fund Division of the Advisor. Ms. Cazenave has served the Portfolio as a portfolio manager since it commenced operations in 2012.

Jerry Parker, Chairman and Executive Officer of the Sub-Advisor. Mr. Parker has served the Portfolio as a portfolio manager [November], 2016.

Mike Ivie, Director of Research of the Sub-Advisor. Mr. Ivie has served the Portfolio as a portfolio manager [November], 2016.

Anil Ladde, Director of Trading and President of the Sub-Advisor. Mr. Ladde has served the Portfolio as a portfolio manager [November], 2016.

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts, variable life contracts, and participants in pension and retirement plans will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts or plans for your benefit and the benefit of other purchasers or participants. Please refer to your insurance contract prospectus or retirement plan documents for additional information on purchase and sale of shares. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your insurance contract, separate account or retirement plan.

Tax Information: It is the Portfolio's intention to distribute all realized income and gains. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolio, Advisor and Sub-Advisor

This Prospectus describes the Portfolio, a series of Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"). Monte Capital Group, LLC serves as the Portfolio's investment advisor. Chesapeake Capital Corporation serves as the Portfolio's investment sub-advisor. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company").

The Trust has received an exemptive order from the SEC ("Exemptive Order") that permits the portfolios of the Trust, including the Portfolio, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment. These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken. It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Trust's Board of Trustees (the "Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising. As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the portfolios. This might force a portfolio, such as the Portfolio, to sell its securities at disadvantageous prices which could cause a decrease in the portfolio's NAV.

Individual variable annuity contract holders and flexible premium variable life insurance policyholders are not "shareholders" of the Portfolio. The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policyholders. Shares of the Portfolio are not offered directly to the general public.

The Advisor, under the supervision of the Board of Trustees, is responsible for constructing and monitoring the Portfolio's investments to be consistent with the investment objective and principal investment strategies of the Portfolio. The Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style. The potential risks and returns of the Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

INVESTMENT OBJECTIVE

The Portfolio seeks income and capital appreciation. The Portfolio's investment objective may be changed without shareholder approval by the Board of Trustees upon 60 days' written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objectives using two principal strategies:

•	Short- to Medium-Term Fixed Income Strategy: The Portfolio executes its fixed income strategy primarily through mutual funds and exchange-traded funds ("ETFs") (together "Underlying Funds") that themselves invest primarily in domestic or foreign short- to medium-term fixed income securities. The Adviser defines short- to medium-term Underlying Funds as those with average portfolio maturity of less than five years. The advisor's decisions are driven by evaluating the liquidity, rating and time to maturity of securities held by the Underlying Funds. The advisor also evaluates the expenses, strategy and historical performance of the Underlying Funds. This portion of the Portfolio is constructed with the goals of mitigating interest rate and credit risk while optimizing income. The advisor selects Underlying Funds that have an average portfolio credit quality of at least upper medium investment grade (i.e., rated "A-" or better by Standard & Poor's Ratings Group, or if unrated, determined by the advisor to be of comparable quality). Underlying Funds include money market funds.
•	Managed Futures Strategy: The Portfolio executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled Cayman Island subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in financial, currency and commodity derivatives as well as in limited partnerships, corporations, limited liability companies and other types of pooled investments (each an "Underlying Pool"). To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio when viewed on a consolidated basis.

The advisor delegates management of the managed futures strategy to the sub-advisor. The managed futures strategy is intended to provide returns that are non-correlated with traditional portfolios through allocation to alternative investments. The sub-advisor implements the strategy using a variety of forms of diversification which may include: (1) diversification across market sectors; (2) diversification across geographic areas; (3) diversification across medium- and long-term holding periods; and (4) diversification across different types of strategies, such as trend-following (identifying opportunities as prices trend up and down). This strategy is deployed primarily through Underlying Pools, futures contracts, forward contracts, and foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies. The holding periods for trades may vary and could last from a few days to over one year. Quantitative models driven mainly by volatility and correlation measurements are used in order to control investment biases (such as biases for larger contracts or higher margin contracts).

The sub-advisor's investment program applies trading strategies to a spectrum of markets, asset classes (including short and long positions in equities, bonds, currencies, commodities) and financial instruments such as futures contracts. The investment decisions are based on market movement and market trends that result from various factors including changes in interest rates, inflation, economic cycles and political circumstances. The Portfolio may invest in multiple countries and frequently has significant exposure to foreign currencies and investments. Although the Portfolio typically will invest up to 30% of its assets in foreign markets, the Portfolio may invest in foreign markets without limitation. The Portfolio pursues the managed futures strategy by investing a portion of its assets directly in financial-related derivatives which include financial futures and options based on equity indices, interest rates, single stock futures and other financial instruments and currencies. To the extent consistent with federal tax requirements that apply to the Portfolio, the Portfolio may execute a portion of the managed futures strategy at the Portfolio level rather than through the Subsidiary.

The Portfolio anticipates that it will generally invest between 10-70% of its assets (whether directly or through the Subsidiary) pursuant to the managed futures strategy. The Portfolio anticipates that it will generally invest between 30-90% of its assets pursuant to the short to medium-term fixed income strategy, although it may invest up to 100% of its assets pursuant to the short to medium-term fixed income strategy.

Subsidiary

The Portfolio invests up to 25% of its total assets in a wholly-owned and controlled Subsidiary. The Subsidiary is subject to the same investment restrictions as the Portfolio, when viewed on a consolidated basis. By investing, in part, in commodities indirectly through the Subsidiary, the Portfolio will obtain exposure to those assets within the federal tax requirements that apply to the Portfolio. Specifically, the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Subchapter M requires, among other things, that at least 90% of the Portfolio's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").

Because a private letter ruling applies only to the taxpayer to whom it is issued, the Portfolio is not entitled to rely upon the private letter rulings issued to other mutual funds. However, the Portfolio believes that these rulings evidence the current view of the Internal Revenue Service, consistently applied to a number of similarly situated mutual funds. The Portfolio intends to treat the income derived from its investment in the Subsidiary as "qualifying income" for purposes of Subchapter M. However, the Portfolio currently does not intend to request a private letter ruling from the Internal Revenue Service. Additionally, in late July 2011, the IRS suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in controlled foreign corporations, such as the Subsidiary. As a result, if the Portfolio did request a private letter ruling from the IRS, there can be no assurance that such request would be granted. As a result, if the Internal Revenue Service were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Portfolio retroactively), the income from the Portfolio's investment in the Subsidiary might not be qualifying income, and the Portfolio might not qualify as a regulated investment company for one or more years. In such event, the Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation.

Because the Portfolio may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Portfolio may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Portfolio may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Portfolio.

The Portfolio and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Advisor is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations with apply with respect to the Portfolio. Compliance with new regulatory requirement could increase the Portfolio's expenses.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolio. Risks could adversely affect the net asset value, total return and the value of the Portfolio and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Portfolio's Portfolio Summary section of this Prospectus.

The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in Underlying Pools, Underlying Funds and the Subsidiary.

Commodities Risk: The Portfolio's exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based ETFs and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Portfolio, resulting in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect liquidity and make it difficult for the Portfolio to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Portfolio enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Portfolio invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Portfolio to the risk that counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio to suffer a loss. If counterparty defaults on its payment obligations to the Portfolio, this default will cause the value of an investment in the Portfolio to decrease. In addition, to the extent the Portfolio deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Portfolio is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Portfolio to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Portfolio.

Derivatives Risk: The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Portfolio. The use of leverage may also cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Portfolio's potential for gain or loss and, therefore, amplify the effects of market volatility on the Portfolio's share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•	Futures Risk: The Portfolio's use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Portfolio may experience losses that exceed losses experienced by Portfolios that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the advisor and/or sub-advisor to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
•	Options Risk: The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Fixed Income Risk: When the Portfolio invests in fixed income securities or derivatives, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Portfolio. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the fund. As a result, for the present, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. If the Federal Reserve raises the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Portfolio investments, which could cause the value of the Portfolio's investments and share price to decline.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Portfolio may also take short positions, through derivatives, if the advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Portfolio sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Portfolio must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio took a short position in the currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Portfolio may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each Underlying Pool and Underlying Fund will be dependent on the success of the managed futures or other strategies used by its manager. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Leverage Risk: Using derivatives to increase the Portfolio's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Portfolio's share price and make the Portfolio's returns more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Portfolio to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk: The Portfolio is subject to liquidity risk. Liquidity risk exists when particular investments of the Portfolio would be difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price, or possibly requiring the Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, and a potential rise in interest rates may result in periods of volatility and increased redemptions. As a result of increased redemptions, the fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the fund. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

Management Risk: The net asset value of the Portfolio changes daily based on the performance of the securities and derivatives in which it invests. The advisor's and/or sub-advisor's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Portfolio invests may prove to be incorrect and may not produce the desired results. The Portfolio's profitability will also depend upon the ability of the sub-advisor to successfully allocate the assets of the Portfolio's wholly owned Subsidiary to execute the managed futures strategy profitably and the advisor's judgments about the attractiveness, value and potential appreciation the fixed income securities in which the Portfolio will invest. There can be no assurance that strategy of either the advisor or sub-advisor will produce positive returns.

Market Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the securities and derivatives in which the Portfolio invests. The Portfolio invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Short Position Risk: The Portfolio's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Portfolio's overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is unlimited; however, the Portfolio will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Portfolio shareholder will not lose more than the amount invested in the Portfolio. Market factors may prevent closing out a short position at the most desirable time or at a favorable price.

Tax Risk: By investing in commodities indirectly through the Subsidiary, the Portfolio will obtain exposure to the commodities markets within the federal tax requirements that apply to the Portfolio. Specifically, the Subsidiary is expected to provide the Portfolio with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Portfolio's income be "qualifying income". The Portfolio will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Portfolio invests in the derivative directly. The Internal Revenue Service ("IRS") has issued a number of private letter rulings to other mutual funds (unrelated to the Portfolio), which indicate that certain income from a Portfolio's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. Because a private letter ruling applies only to the taxpayer to whom it is issued, the Portfolio is not entitled to rely upon the private letter rulings issued to other mutual funds. However, the Portfolio believes that these rulings evidence the current view of the IRS, consistently applied to a number of similarly situated mutual funds. The Portfolio intends to treat the income derived from its investment in the Subsidiary as "qualifying income" for purposes of Subchapter M. However, the Portfolio currently does not intend to request a private letter ruling from the IRS. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Portfolio retroactively), the income from the Portfolio's investment in the Subsidiary might not be qualifying income, and the Portfolio might not qualify as a regulated investment company for one or more years. In such event, the Portfolio's Board of Trustees would consider what action to take in the best interests of shareholders.

Underlying Funds Risk: Your cost of investing in the Portfolio will be higher than the cost of investing directly in mutual funds and ETFs also may be higher than other mutual funds and ETFs that invest directly in securities. You will indirectly bear fees and expenses charged by the mutual funds and ETFs in addition to the Portfolio's direct fees and expenses. Investment in the Portfolio should be made with the understanding that the mutual funds and ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the mutual funds in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the mutual funds and ETFs may, from time to time, temporarily be unavailable, which may further impede the mutual funds' ability to track their applicable indices. Investment advisers of mutual funds and ETFs may make investment decisions that are detrimental to the performance of the Portfolio.

•	Expense Risk. The Portfolio invests in Underlying Funds. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in mutual fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio's direct fees and expenses.
•	Leveraging Risk. The use of leverage by the Underlying Funds, such as borrowing money to purchase securities and engaging in forward commitment transactions, will magnify the Underlying Fund's gains or losses. During periods in which an Underlying Fund is utilizing financial leverage, the fees which are payable to its adviser as a percentage of the Underlying Fund's assets may be higher than if the Underlying Fund did not use leverage, because the fees are calculated as a percentage of the Underlying Fund's assets, including those purchased with leverage.
•	Management Risk. When the Portfolio invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Portfolio.

•	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Underlying Pools Risk: The Portfolio will invest a portion of its assets in Underlying Pools through its Subsidiary. Investing through Underlying Pools entails a number of risks including:

•	Strategies Risk: Underlying Pools will employ various active strategies that will trade various derivative instruments including (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. These strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Pool is subject to specific risks, depending on the nature of the pool. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.
•	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Portfolio (e.g. may only accept investments on a weekly, monthly, or quarterly basis or may be closed to new investment) may prevent the Portfolio from allocating investments in the manner the Advisor considers optimal.
•	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage to increase the level of its trading and its exposure to its strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Portfolio invests in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Portfolio is also magnified.
•	Fees Risk: Your cost of investing in the Portfolio will be higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Portfolio's direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. Management fees typically are based on the leveraged account size and not the actual cash invested in the Underlying Pool. Based on expected leverage levels, the management fees paid by the Underlying Pools to their managers will represent between 0% and approximately 12.5% of the Portfolio's investment in the Underlying Pools. Depending on the fee, this represents between 0 to 2.5% of the Portfolios assets. Performance fees will range from 10% to 35% of each Underlying Pool's returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Portfolio may indirectly pay a performance fee to an Underlying Pool's manager with positive investment performance, even if the Portfolio's overall returns are negative.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Portfolio, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Portfolio wholly owns and controls the Subsidiary. The investments of the Portfolio and Subsidiary are both managed by the advisor and partially by the sub-advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio's role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Portfolio and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

Additional Information about Underlying Pools

Each Underlying Pool, or share classes of an Underlying Pool, is managed by a manager or trading Advisor, pursuant to a proprietary strategy. The Underlying Pools use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example if the Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to "fully fund" the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Pools. In addition, the leverage may make the Underlying Pools subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool's assets and not from the Subsidiary or the Portfolio. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 2% of the nominal account size, or $4,000,000. While the management fee represents 2% of the nominal account size ($200 million), the management fee represents 8% of the cash deposited ($50 million) in the Underlying Pool's trading account.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Portfolio may be invested in these instruments for extended periods, depending on the advisor's assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear it's pro rata portion of such money market portfolios' advisory and operational fees. The Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Portfolio's policies regarding the release of portfolio holdings information is available in the Portfolio's Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling toll-free 1-855-542-4MHB (4642).

Cybersecurity: The computer systems, networks and devices used by the Portfolio and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Portfolio and its service providers, systems, networks, or devices potentially can be breached. The Portfolio and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Portfolio's business operations, potentially resulting in financial losses; interference with the Portfolio's ability to calculate its NAV; impediments to trading; the inability of the Portfolio, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Portfolio invests; counterparties with which the Portfolio engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Portfolio's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Advisor:

The Portfolio has entered into an investment advisory agreement ("Advisory Agreement") with Monte Capital Group, LLC, located at 420 Park Ave., Clarendon Hills, IL 60514, under which the advisor manages the Portfolio's investments subject to the supervision of the Board of Trustees. The advisor was formed in 2012. As of December 31, 2015, the advisor had assets under management of approximately $48 million. Under the Advisory Agreement, the Portfolio compensates the advisor for its investment advisory services at the annual rate of 1.70% of the Portfolio's average daily net assets, payable on a monthly basis.

The Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until [___ _], 2017, to ensure that total annual portfolio operating expenses after fee waiver (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees and contractual indemnification of Portfolio service providers (other than the advisor)) will not exceed 2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio's Board of Trustees, on 60 days written notice to the advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio's expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Portfolio's semi-annual report to shareholders dated June 30, 2016. For the year-ended December 31, 2014, the Portfolio paid the advisor a net advisory fee equal to 0.00% of the Portfolio's average daily net assets. For the year-ended December 31, 2015, the Portfolio paid the advisor a net advisory fee equal to 0.35% of the Portfolio's average daily net assets.

Sub-Advisor:

The Advisor has entered into an investment sub-advisory agreement ("Sub-Advisory Agreement") with Chesapeake Capital Corporation, located at 1721 Summit Avenue, Richmond, Virginia 23230, under which the sub-advisor manages the Portfolio's futures strategy-related investments subject to the supervision of the advisor and the Board of Trustees. The sub-advisor was formed in 1988 and registered with the SEC as an investment adviser in April 2016. As of September 30, 2016, the sub-advisor had assets under management of approximately $[_] million. Under the Sub-Advisory Agreement, the advisor compensates the sub-advisor for its services at the annual rate of 0.85% of the Portfolio's average daily net assets, payable on a monthly basis.

A discussion regarding the basis for the Board of Trustees' approval of the Sub-Advisory Agreement is available in the Portfolio's semi-annual report to shareholders dated June 30, 2016.

Portfolio Managers

Annette A. Cazenave serves as Chief Investment Officer of the Advisor's Mutual Fund Division. Ms. Cazenave has over 33 years of comprehensive experience in alternative asset management (specifically managed futures and derivatives) marketing and business management. Prior to Monte Capital Group, she was responsible for overall management of R.J. O'Brien Alternative Asset Management and its subsidiary, R.J. O'Brien Fund Management, a registered commodity pool operator, since November 2006. Between October 2011 and November 2013, Ms. Cazenave was Chief Executive Officer of RJO Investment Management, LLC as well as the Chief Investment Officer of the Mutual Fund Division. Additionally she served as Chief Executive Officer of R.J. O'Brien Securities, LLC a registered Broker/Dealer.

Prior to joining RJO, Ms. Cazenave had become SVP of Refco Commodity Management following Refco's acquisition of CIS Investments ("CISI," a division on Cargill Investor Services "CIS"). Ms. Cazenave served as Vice President of CISI and head of CIS' Investor Products Group.

Previously, she was President and Principal of Skylark Partners, Inc., in New York, a financial services consulting firm dedicated to the development of alternative investment products tailored to institutional and high net worth individuals. Additionally, Ms. Cazenave held senior level positions with ED&F Man Funds Division (now Man Investments) in New York (1986-1993) and E.D. & F. Man International Securities, where she focused on new product development, distribution, strategic planning and business development. Ms. Cazenave started her career in 1979 as a Sugar Trading assistant with Farr Man & Co.

Jerry Parker serves as Chairman and Executive Officer of the Sub-Advisor. Mr. Parker started his trading career in 1983 as an exempt commodity trading advisor for Mr. Richard J. Dennis, in his "Turtle" training program. Mr. Parker has overseen the Sub-Advisor's operations and its trading since its inception in February 1988. Mr. Parker received a Bachelor of Science degree in Commerce, with an emphasis in Accounting from the University of Virginia in January 1980.

Mike Ivie serves as Director of Research of the Sub-Advisor. Mr. Ivie joined the Sub-Adviser in 1991 and has served as the Director of Research since ____. Mr. Ivie received a Bachelor of Science degree in Mathematics from Louisiana State University in 1989.

Anil Ladde serves as Director of Trading and President of the Sub-Advisor. Mr. Ladde joined the Sub-Advisor in 1993 and has served as the Director of Trading and President since _____. Mr. Ladde received his Bachelor of Science degree in Mathematics from the University of Texas at Arlington in 1990 and an M.B.A. in Finance from The George Washington University in 1992.

The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Portfolio.

INVESTMENT SUBSIDIARY

The Portfolio may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Portfolio, you will receive 60 days prior notice of such offer or sale.

As with the Portfolio, the advisor is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Portfolio. The advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Portfolio. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services with the same service providers that provide those services to the Portfolio. The advisor has entered into a sub-advisory agreement with the sub-advisor to provide investment services to the Subsidiary.

The Portfolio pays the advisor a fee for its services. The advisor receives no management fee from the Subsidiary. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Portfolio expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Portfolio's assets. It is also anticipated that the Portfolio's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Portfolio and Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Portfolio. As a result, the advisor and sub-advisor are subject to the same investment policies and restrictions that apply to the management of the Portfolio, and, in particular, to the requirements relating to leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary, when viewing the Portfolio and the Subsidiary on a consolidated basis. These policies and restrictions are described in detail in the Portfolio's Statement of Additional Information ("SAI"). The Portfolio's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Portfolio's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary are consolidated in the Portfolio's financial statements which are included in the Portfolio's annual and semi-annual reports. The Portfolio's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Portfolio shares are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining the aggregate market value of all assets of the Portfolio less its liabilities divided by the total number of the Portfolio's shares outstanding, on a per-class basis. ((Assets minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, if any, which are accrued daily. The determination of NAV of the Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Securities that are priced using fair value procedures may not be liquid and may not be readily tradable. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Portfolio may use independent pricing services to assist in calculating the value of its portfolio securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio's investment portfolio may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV of the Portfolio, the advisor values foreign securities held by the Portfolio, if any, at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the Advisor may need to price the security using the Portfolio's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.

With respect to any portion of the Portfolio's assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio's net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

This Prospectus describes one class of shares offered by the Portfolio: Class 2. Class 2 shares pay up to 0.50% annually for distribution expenses pursuant to a plan under Rule 12b-1, For information on ongoing distribution fees, see Distribution Fees on page 25 of this Prospectus. This class of shares in the Portfolio represents interest in the same portfolio of investments within the Portfolio.

As described earlier in this Prospectus, shares of the Portfolio are intended to be sold to certain separate accounts of the participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolio are credited to the shareholder's account in the form of full or fractional shares of the Portfolio. The Portfolio does not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolio is open for business. Please refer to your insurance contract prospectus or retirement plan documents for additional information.

When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in good order. All requests received in good order by a Participating Insurance Company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day. The Participating Insurance Company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal portfolios to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered to the separate accounts of the participating life insurance companies and their affiliates. Separate accounts are insurance company separate accounts that portfolio the annuity contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the Portfolio. The Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If the Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The preceding is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts or other shareholders on an annual basis or more frequently and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

FREQUENT PURCHASES AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio discourages and does not accommodate market timing. Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio's investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. If the Portfolio invests in ETFs that hold foreign securities, it is at greater risk of market timing because the underlying ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. The Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their portfolio investments as their financial needs or circumstances change.

The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolio nor the advisor, nor sub-advisor will be liable for any losses resulting from rejected purchase or exchange orders. The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, or other shareholder, the Portfolio is not able to identify market timing transactions by individual variable insurance contract or plan participant. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company or other shareholder to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies, or such shareholder's plan documents. The Portfolio has entered into an information sharing agreement with the insurance company or other shareholders that use the Portfolio as an underlying investment vehicle for its separate accounts. Under this agreement, the insurance company or other shareholder is obligated to (i) adopt and enforce during the term of the agreement a market timing policy, the terms of which are acceptable to the Portfolio; (ii) furnish the Portfolio, upon its request, with information regarding contract or policyholder trading activities in shares of the Portfolio; and (iii) enforce its market timing policy with respect to contract, policyholders or plan participants identified by the Portfolio as having engaged in market timing.

The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or plan to determine whether or not short-term trading is involved. When information regarding transactions in the Portfolio's shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an "indirect intermediary"), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policyholder or any other persons. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that the Portfolio will be able to do so. In addition, the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between the Portfolio and the contract and policyholders and other factors such as state insurance laws may limit the Portfolio's ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Portfolio's difficulty in deterring such market timing activities. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Portfolio. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Portfolio are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Portfolio has adopted the Trust's Master Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act which allows the Portfolio to pay the distributor an annual fee for distribution and shareholder servicing expenses up to 0.50% of the Portfolio's Class 2 shares average daily net assets attributable to the Portfolio. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolio's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of Portfolio shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your Class 2 shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Portfolio's distributor, its affiliates, and the Portfolio's advisor and sub-advisor may each, at its own expense and out of its own resources including its own legitimate Portfolio-related profits, provide additional cash payments to financial intermediaries who sell shares of the Portfolio. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Portfolio on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Portfolio shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Portfolio mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolio at 1-855-542-4MHB (4642) on days the Portfolio is open for business or contact your financial institution. The Portfolio will begin sending you individual copies 30 days after receiving your request.

VOTING AND MEETINGS

The Participating Insurance Company that issued your variable contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Shareholders shall be entitled to one vote for each share held.

The Portfolio does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change the Portfolio's fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one-third of the outstanding shares constitute a quorum (or one-third of the Portfolio or class if the matter relates only to the Portfolio or class).

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Mariner Managed Futures Strategy Portfolio's financial performance for the period of the Portfolio's operations of its Class 2 shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the Portfolio for years and periods ended December 31 has been derived from the consolidated financial statements audited by [_____], whose report, along with the Portfolio's financial statements, are included in the Portfolio's December 31, 2015 annual report, which is available at no charge upon request. Information for the semi-annual period ended June 30, 2016, is derived from the Portfolio's unaudited financial statements which are included in the Portfolio's June 30, 2016 semi-annual report, which is available at no charge upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

			Class 2
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012(a)
Net asset value, beginning of year/period	$ 9.22		$ 10.84	$ 10.08	$ 9.70	$ 10.00

Activity from investment operations:
Net investment loss(b)	(0.05)		(0.10)	(0.19)	(0.19)	(0.10)
Net change in realized and unrealized
gain (loss) on investments (c)	0.06		(0.63)	0.95	0.57	(0.20)
Total from investment operations	0.01		(0.73)	0.76	0.38	(0.30)

Less distributions from:
Net investment income	-		(0.89)	-	-	-
Total distributions	-		(0.89)	-	-	-

Net asset value, end of year/period	$ 9.23		$ 9.22	$ 10.84	$ 10.08	$ 9.70

Total return	0.11%	(d)	(6.63)%	7.54%	3.92%	(3.00)%	(d)

Net assets, end of year/period (000s)	$ 13,158		$ 13,276	$ 10,233	$ 2,992	$ 1,256

Ratio of gross expenses to
average net assets(e, f)	2.78%	(g)	2.61%	4.70%	9.20%	15.00%	(g)

Ratio of net expenses to
average net assets(f)	2.00%	(g)	2.00%	2.00%	2.00%	2.00%	(g)

Ratio of net investment loss to
average net assets(f)	(1.15)%	(g)	(0.98)%	(1.99)%	(1.88)%	(1.89)%	(g)

Portfolio Turnover Rate	0%	(d)	104%	0%	103%	0%	(d)

(a) The Mariner Managed Futures Strategy Portfolio commenced operations on June 7, 2012.
(b) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(c) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.
(d) Not annualized.
(e) Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.
(f) Does not include the expense of other investment companies or the swap in which the Portfolio invests.
(g) Annualized.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•      open an account or deposit money

•      direct us to buy securities or direct us to sell your securities

•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•      sharing for affiliates' everyday business purposes – information about your creditworthiness.

•      affiliates from using your information to market to you.

•      sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn't jointly market.

Mariner Managed Futures Strategy Portfolio

Advisor	Monte Capital Group, LLC 11 Broadway, Suite 766 New York, NY 10004	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Sub-Advisor	Chesapeake Capital Corporation 1721 Summit Avenue Richmond, VA 23230	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	[___] [_______]	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104

Additional information about the Portfolio is included in the Portfolio's Statement of Additional Information dated November _, 2016 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust's policies and management. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to Shareholders. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Portfolio, or to make shareholder inquiries about the Portfolio including information regarding the Portfolio's NAV per share, please call 1-855-542-4MHB (4642). You may also write to:

Mariner Managed Futures Strategy Portfolio

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Portfolio's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21853

Mariner Managed Futures Strategy Portfolio

A Series of Northern Lights Variable Trust

Class 2 shares

STATEMENT OF ADDITIONAL INFORMATION

November _, 2016

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Mariner Managed Futures Strategy Portfolio dated November _, 2016, a copy of which may be obtained without charge by contacting the Portfolio's transfer agent, Gemini Fund Services, LLC ("Transfer Agent"), 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or by calling 1-855-542-4MHB (4642).

TABLE OF CONTENTS

THE PORTFOLIO	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	30
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT	34
CONTROL PERSONS AND PRINCIPAL HOLDERS	41
INVESTMENT ADVISOR AND SUB-ADVISOR	42
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	46
PORTFOLIO MANAGERS	49
ALLOCATION OF PORTFOLIO BROKERAGE	53
PORTFOLIO TURNOVER	55
OTHER SERVICE PROVIDERS	55
DESCRIPTION OF SHARES	58
ANTI- MONEY LAUNDERING PROGRAM	59
PURCHASE, REDEMPTION AND PRICING OF SHARES	59
TAX STATUS	63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
LEGAL COUNSEL	67
CONSOLIDATED FINANCIAL STATEMENTS	68
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	69

THE PORTFOLIO

The Mariner Managed Futures Strategy Portfolio (formerly known as Mariner Hyman Beck Portfolio) (the "Portfolio") is a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 2, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). The Portfolio may issue an unlimited number of shares of beneficial interest. All shares of the Portfolio have equal rights and privileges. Each share of the Portfolio is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Portfolio is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Portfolio are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Portfolio is a diversified series of the Trust. The Portfolio's investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new portfolio under the Trust at any time. The Portfolio offers one class of shares: Class 2 shares.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Portfolio is intended, in part, to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies (each a "Participating Insurance Company"). The Portfolio's shares are offered on a continuous basis to insurance companies that offer variable annuity insurance contracts and variable life insurance policies ("Contracts"), certain qualified pension and retirement plans ("Qualified Plans"), separate accounts that are not registered as investment companies ("Unregistered Separate Accounts") and to other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5.

The Trust has received an exemptive order from the SEC ("Exemptive Order") that permits the portfolio of the Trust, including the Portfolio, to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment. These arrangements may present certain conflicts of interest due to differences in tax treatment and other considerations such that the interests of various variable contract owners participating in a portfolio and the interests of pension and retirement plans investing in a portfolio may conflict. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken. It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a portfolio following a change in the portfolio's investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Trust's Board of Trustees (the "Board") and each Participating Insurance Company will attempt to monitor events to prevent such differences from arising. As a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the portfolios. This might force a portfolio to sell its securities at disadvantageous prices which could cause a decrease in the portfolio's Net Asset Value ("NAV").

For a description of the methods used to determine the share price and value of the Portfolio's assets, see "Net Asset Value" in the Portfolio's Prospectus and "Purchase, Redemption and Pricing of Shares" in this Statement of Additional Information.

TYPES OF INVESTMENTS

The investment objective of the Portfolio and a description of its principal investment strategies are set forth under "Risk/Return Summary" in the Prospectus. The Portfolio's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust but upon 60 days’ notice to shareholders.

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, strategies Monte Capital Group, LLC (the "Advisor") and Chesapeake Capital Corporation (the "Sub-Advisor") may employ in pursuit of the Portfolio's investment objective and a summary of related risks.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio's investment portfolio.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Short Sales

The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Portfolio. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian, MUFG Union Bank, N.A. (the "Custodian")) in a special custody account, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Short sales may, however, protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. There can be no assurance that the Portfolio will be able to close out a short position at any particular time or at an acceptable price.

The Portfolio also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Other Investment Companies

The Portfolio may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds ("ETFs"). The Portfolio's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes the Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 provides, however, that the Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. ("FINRA") rules.

If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Exchange-Traded Funds

An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close. Broad securities market index ETFs include Standard & Poor's Depository Receipts ("SPDRs"), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index. The ETFs in which the Portfolio invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Foreign Investments and Currencies

The Portfolio may invest in securities of foreign issuers that are not publicly traded in the United States. The Portfolio may also invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see "Forward Currency Contracts," below).

Depositary Receipts. The Portfolio may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Portfolio's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that currency. Such changes will also affect the Portfolio's income. The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Many foreign securities in which the Portfolio may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Portfolio's foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs. To the extent that the Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The Portfolio's investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts. The Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

Swap Agreements

The Portfolio may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Portfolio's illiquid investment limitations. The Portfolio will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Portfolio may enter into a swap agreement in circumstances where the Advisor believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Fixed-Income Securities

The Portfolio may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Portfolio may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as "junk bonds"). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips. Investment grade corporate bonds are those rated BBB- or better by Standard & Poor's Rating Service ("S&P") or Baa3 or better by Moody's Investors Service ("Moody's"). Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. The Portfolio may also invest in unrated securities.

Junk Bonds. The Portfolio may invest up to 25% of its net assets in junk bonds. Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer's perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities

The Portfolio may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Portfolio may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

Borrowing

The Portfolio may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio's net asset value and on the Portfolio's investments. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Portfolio may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Borrowing by the Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment portfolio.

Securities Lending

The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Portfolio's total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, however, such payments of accrued income will not constitute "qualified dividend" income and will be taxable as ordinary income. For loaned securities, the Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Portfolio will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Portfolio may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

Options, Futures and Other Strategies

General. The Portfolio may use certain options (both traded on an exchange and over-the-counter ("OTC")), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Portfolio's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Portfolio's ability to use Financial Instruments will be limited by tax considerations. The Portfolio is a commodity pool subject to regulation under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Portfolio's Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Advisor's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction. The Advisor may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counter-party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Portfolio on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian, or another approved custodian, in the prescribed amount as determined daily. The Portfolio may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Portfolio would treat the futures contract as being cash-settled for purposes of determining the Portfolio's coverage requirements.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Portfolio has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Portfolio becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Portfolio has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Portfolio are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Advisor are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Portfolio may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Portfolio writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Portfolio writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Portfolio purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Portfolio realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Portfolio's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Portfolio only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures commission merchant. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Portfolio may purchase and write options in combination with each other. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Regulation as a Commodity Pool Operator

The Portfolio and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act ("CEA"), and the Advisor is registered as a "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association ("NFA"). As a registered commodity pool operator with respect to the Portfolio and the Subsidiary, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

Temporary and Cash Investments

Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

The Portfolio may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Portfolio may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Portfolio's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Portfolio will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Portfolio's direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Portfolio may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Portfolio may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "A" or higher by S&P or "A" or higher by Moody's.

U.S. Government Obligations

The Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. See also "Mortgage-Backed Securities," below.

Mortgage-Backed Securities

The Portfolio may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks ("FHLB") or Federal Home Loan Mortgage Corporation ("FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide, or continue to provide, financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. As a result, there is a risk that these entities will default on a financial obligation.

The U.S. Treasury has historically had the authority to purchase obligations of FNMA and FHLMC (collectively, the "GSEs"). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the Federal Housing Finance Authority ("FHFA") to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities ("MBS"). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date. In addition, the GSEs are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (FNMA requested $2.8 billion and FHLMC requested $1.5 billion, net of dividend payments to the U.S. Treasury). In November 2011, FHLMC also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs' bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government's commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether. The GSEs also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. The Portfolio will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Portfolio, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. However, as described above, the U.S. Government has recently taken steps with respect to FNMA and FHLMC to ensure that they are able to fulfill their financial obligations. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Portfolio determines that an investment in any such type of obligation is consistent with the Portfolio's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Portfolio may invest in Underlying Pools that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Restricted Securities

The Portfolio may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities are sometimes referred to as private placements. Although securities that may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," the Portfolio may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act ("4(a)(2) Paper"). The Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

When-Issued Securities

The Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, the Portfolio makes no payment to the issuer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Portfolio does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Portfolio will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Illiquid Securities

As a non-principal strategy, the Portfolio may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that the Portfolio may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Portfolio's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). The Portfolio will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Portfolio has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization ("NRSRO"); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Portfolio's net assets. Investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Portfolio is permitted to sell restricted securities to qualified institutional buyers.

Wholly-Owned Subsidiary

The Portfolio will invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Portfolio may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Portfolio may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Portfolio, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Portfolio or its shareholders. The Portfolio's Board has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Portfolio, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Portfolio and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Portfolio shareholders would likely suffer decreased investment returns.

Underlying Pools

The Portfolio invests a portion of its assets through the Subsidiary, in corporations (including foreign corporations), limited partnerships, limited liability companies and other pooled investment vehicles ("Underlying Pools"). Each Underlying Pool, or share class of the Underlying Pool, is managed by its own manager or trading advisor, pursuant to a proprietary strategy. The Underlying Pools use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example, if the Underlying Pool manager wants the Underlying Pool to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $10,000,000. The Underlying Pool can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Pools. In addition, the leverage may make the Underlying Pools subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Pool manager from making investments it considers optimal. As currently structured, the cash deposited in the trading account for each Underlying Pool will be available to meet the margin requirements of any share class of the Underlying Pool. However, additional funds to meet margin calls are available only to the extent of the Underlying Pool's assets and not from the Subsidiary or the Portfolio. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool's trading account. The Underlying Pools are typically offered privately and no public market for such securities will exist.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Portfolio) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority of the outstanding voting securities of the Portfolio," as defined in the 1940 Act. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Portfolio.

The Portfolio may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Portfolio has an asset coverage of 300% for all borrowings and repurchase commitments of the Portfolio pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Portfolio may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments, such as commodity-related contracts), except that the Portfolio may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Portfolio. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Portfolio.

The Portfolio may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or

2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Portfolio will not be considered a violation.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Portfolio's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Portfolio will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

The Portfolio may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Portfolio's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Advisor. Personnel of the Advisor, including personnel responsible for managing the Portfolio's investment portfolio, may have full daily access to Portfolio's investment portfolio holdings because that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Portfolio. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•	The Sub-Advisor. Personnel of the Sub-Advisor, including personnel responsible for managing the Portfolio's investment portfolio, may have full daily access to Portfolio's investment portfolio holdings because that information is necessary in order for the Sub-Advisor to provide its management, administrative, and investment services to the Portfolio. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the Transfer Agent, fund accountant (the "Fund Accountant") and administrator (the "Administrator") for the Portfolio; therefore, its personnel have full daily access to the Portfolio's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

•	MUFG Union Bank, N.A. MUFG Union Bank, N.A. is the Custodian for the Portfolio; therefore, its personnel have full daily access to the Portfolio's portfolio holdings because that information is necessary in order for it to provide the agreed-upon services for the Portfolio.

•	RSM US LLP. RSM US LLP is the Portfolio's independent registered public accounting firm; therefore, its personnel have access to the Portfolio's portfolio holdings in connection with auditing of the Portfolio's annual consolidated financial statements and tax return preparation and review.
•	Thompson Hine LLP. Thompson Hine LLP is counsel to the Portfolio; therefore, its personnel have access to the Portfolio's portfolio holdings in connection with the review of the Portfolio's annual and semi-annual shareholder reports and SEC filings.
•	Blank Rome LLP. Blank Rome LLP is counsel to the Trust's Independent Trustees; therefore, its personnel have access to the Portfolio's portfolio holdings in connection with review of the Portfolio's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Portfolio's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Portfolio, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Trusts' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Portfolio's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Portfolio from the potential misuse of holdings information by individuals or firms in possession of that information

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request. The Board consists of seven (7) individuals, six (6) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Advisor ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee. Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, served or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master's degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master's and Bachelor's degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006. Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC. Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate. Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person's principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	[119]

Two Roads Shared Trust

(since 2012); Forethought Variable Insurance Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015) .

(Chairman of the Valuation Committees)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	[119]	(since 2012); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	[108]

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005).

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	[108]	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	[147]	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	[147]	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007).

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	[108]	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term "Fund Complex" includes the Northern Lights Fund Trust ("NLFT"), Northern Lights Fund Trust II ("NLFT II"), Northern Lights Fund Trust III ("NLFT III"), Northern Lights Fund Trust IV ("NLFT IV"), the Northern Lights Variable Trust ("NLVT"), and Two Roads Shared Trust.

*** Andrew Rogers is an "Interested Trustee" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust's Administrator, Fund Accountant and Transfer Agent).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held thirteen meetings.

Compensation

Effective January 1, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $6,587.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Previously, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $7,875. In addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $1,487.50 and the Audit Committee Chairman receives a quarterly fee of $1,062.50.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a "Special Meeting") is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended December 31, 2015. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Directors
Anthony J. Hertl	$37,463	None	None	$185.000
Gary Lanzen	$30,375	None	None	$150,000
Mark H. Taylor	$35,438	None	None	$236,000
John V. Palancia	$30,375	None	None	$214,000
Andrew Rogers*	None	None	None	None
Mark D. Gersten**	$30,375	None	None	$185,000
Mark Garbin**	$30,375	None	None	$180,000

_______________

* This Trustee is deemed to be an "interested person" as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant).

** Elected as a Trustee in September 2013

*** There are currently multiple series comprising the Trust. Trustees' fees are allocated equitably among the series in the Trust.

**** The term "Fund Complex" includes the Northern Lights Fund Trust, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, the Northern Lights Variable Trust, and Two Roads Shared Trust..

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark Taylor	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant).

Management Ownership

As of December 31, 2016, the Trustees, as a group, owned less than 1.00% of each Portfolio's outstanding shares and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Portfolio. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of [___], 2016, the following separate accounts of record owned 5% or more of the outstanding shares of each Portfolio.

Name & Address	Shares	Percentage of Portfolio

Class 2 Shares

Nationwide Life Ins Co

PO Box 182029

Columbus, OH 43218-2029

Jefferson National

10350 Ormsby Park Place

Louisville, KY 40223

Guardian Insurance & Annuity

3900 Burgess Place

Bethlehem, PA 18017

	[____] [_____] [_____]	% % %

INVESTMENT ADVISOR AND SUB-ADVISOR

Investment Advisor and Advisory Agreement

Monte Capital Group, LLC, 11 Broadway Suite 766, New York, NY 10004 serves as investment advisor to the Portfolio. Subject to the supervision and direction of the Trustees, the Advisor manages the Portfolio's securities and investments in accordance with the Portfolio's stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Portfolio. The fee paid to the Advisor is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Portfolio and the Advisor.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Portfolio and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Portfolio in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Portfolio, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The following table sets forth the annual management fee rate payable by the Portfolio to the Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Portfolio's average daily net assets, computed daily and payable monthly:

PORTFOLIO	TOTAL MANAGEMENT FEE
Mariner Managed Futures Strategy Portfolio	1.70%

The Advisor is contractually limiting total Portfolio annual operating expenses, including advisory fees, at least through [___], 2017, (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) to the following amounts of the respective Class' average net assets:

Mariner Managed Futures Strategy Portfolio	Expense Limitation
Class 2	2.00%

These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreements may be terminated only by the Trust's Board of Trustees, on 60 days' written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease a Portfolio's expenses and boost its performance.

The Portfolio's prior investment adviser, RJO Investment Management, LLC ("RJO"), managed the Portfolio prior advisory agreement from the Portfolio's inception until December 9, 2013 and charged a management fee of 0.96% of the Portfolio's average annual net assets. RJO also limited the total Portfolio annual operating expenses under the same terms as the Advisor. Any recoupment of fees waived or reimbursed by RJO prior to December 10, 2013 was forfeited due to the termination of the prior advisory agreement.

For the fiscal period ended December 31, 2015, the Portfolio paid $134,953 in advisory fees, $85,754 of which were waived by the Advisor .For the fiscal year ended December 31, 2014, the Portfolio paid $51,188 in advisory fees all of which were waived by the Advisor. For the fiscal year ended December 31, 2013, the Portfolio paid a total of $23,507 in advisory fees all of which were waived by the Advisor or RJO.

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Portfolio. Under the terms of the Advisory Agreement, the Portfolio is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Portfolio and of pricing the Portfolio's shares, (d) the charges and expenses of legal counsel and independent accountants for the Portfolio, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions, (f) all taxes and corporate fees payable by the Portfolio to governmental agencies, (g) the fees of any trade association of which the Portfolio may be a member, (h) the cost of share certificates representing shares of the Portfolio, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Portfolio's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Portfolio who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Advisory Agreement continues in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Portfolio. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 23-24, 2016 and [approved by shareholder vote November 9, 2016.]

Investment Sub-Advisor and Sub-Advisory Agreement

The Trustees and Advisor have appointed Chesapeake Capital Corporation, located at 1721 Summit Avenue, Richmond, VA 23230 as the investment Sub-Advisor to the Portfolio. Jerry Parker is the indirect majority shareholder of the Sub-Advisor and is deemed to control the Sub-Advisor.

Subject to the supervision and direction of the Trustees and the Advisor, the Sub-Advisor manages a portion of the Portfolio allocated to a managed futures strategy in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities and derivatives on behalf of the Portfolio. The fee paid to the Sub-Advisor is governed by an investment sub-advisory management agreement ("Sub-Advisory Agreement") between the Advisor and Sub-Advisor. Pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor is entitled to receive from the Advisor (not the Portfolio), a monthly fee equal to the annual rate of 0.85% of the Portfolio's average daily net assets. The Advisor has also engaged the Sub-Advisor to serve as the Subsidiary's sub-advisor pursuant to a similar agreement. The Sub-Advisor receives no additional compensation under this agreement.

The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Portfolio. The Sub-Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of the Portfolio's outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. The Sub-Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 23-24, 2016 and [approved by shareholder vote November 9, 2016.]

Codes of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics under (each a "Code") under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust's Code, the Trustees are permitted to invest in securities that may also be purchased by the Portfolio.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Portfolio; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of that code to an appropriate person or persons identified in the code; and v) accountability for adherence to the code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Portfolio, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") that underscore the Advisor's concern that all proxies voting decisions be made in the best interests of the Portfolio and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Portfolio.

A general statement of voting policy and specific voting positions has been established by the Advisor. This policy is intended to serve as a guideline and to further the economic value of each security held by the Portfolio. There will be regular review of this policy. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor's interests and the Portfolio's interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client's account.

A copy of the Advisor's Proxy Policies is attached hereto as Appendix A.

More information. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Portfolio at 1-855-542-4MHB (4642) and (2) on the U.S. SEC's website at http://www.sec.gov and will be sent within three business days of receipt of a request.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Distributor

Northern Lights Distributors, LLC (the "Distributor") located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of Financial Industry Regulatory Authority ("FINRA"). The offering of the Portfolio's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use reasonable efforts to facilitate the sale of the of the Portfolio's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Portfolio. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Portfolio for the fiscal period ended December 31, 2015.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Mariner Managed Futures Strategy Portfolio	$0	$0	$0	*
The Distributor also receives 12b-1 fees from the Portfolio as described under the following section entitled "Distribution and Shareholder Services Plan".

Distribution and Shareholder Services Plan

The Trust, on behalf of the Portfolio, has adopted the Trust's Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 for the Portfolios Class 2 shares (the "Plan"), pursuant to which the Class 2 shares of the Portfolio is authorized to pay the Distributor as compensation for Distributor's account maintenance under the Plan, a distribution and shareholder servicing fee of 0.50% of the average net assets of Class 2 shares. Such fees are to be paid by the Portfolio monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Portfolio's average daily net assets during the preceding month, and shall be calculated and accrued daily.

The Trust is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The initial term of the Plan was one year and it continues in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Portfolio by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Class 2 shares of the Portfolio. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount paid by the Portfolio, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Trust will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Portfolio at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Portfolio; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

For the fiscal period ended December 31, 2015, the Portfolio paid $70,288 in distribution related fees, allocated as follows:

Rule 12b-1 Expenditures Paid by the Portfolio For the Period Ended December 31, 2015
Total Dollars Allocated
Class 2
Advertising/Marketing	None
Printing/Postage	None
Payment to Distributor	$69
Payment to dealers	$70,219
Compensation to sales personnel	None
Other	None
Total	$70,288

For the fiscal period ended December 31, 2014, the Portfolio paid $27,025 in distribution related fees, allocated as follows:

Rule 12b-1 Expenditures Paid by the Portfolio For the Period Ended December 31, 2014
Total Dollars Allocated
Class 2
Advertising/Marketing	None
Printing/Postage	None
Payment to Distributor	$45
Payment to dealers	$26,935
Compensation to sales personnel	None
Other	$45
Total	$27,025

PORTFOLIO MANAGERS

The following tables list the number and types of accounts managed by the Advisor Portfolio Manager in addition to those of the Portfolio and assets under management in those accounts as of December 31, 2015.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Annette A. Cazenave	1	$27.5	0	$0	0	$27.5

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Annette A. Cazenave 0	0	$0	0	$0	0	$0

The following tables list the number and types of accounts managed by the Sub-Advisor Portfolio Managers in addition to those of the Portfolio and assets under management in those accounts as of October 31, 2016.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Jerry Parker	[_]	$[_]	[_]	$[_]	[_]	$[_]
Anil Ladde	[_]	$[_]	[_]	$[_]	[_]	$[_]
Mike Ivie	[_]	$[_]	[_]	$[_]	[_]	$[_]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Jerry Parker	[_]	$[_]	[_]	$[_]	[_]	$[_]
Anil Ladde	[_]	$[_]	[_]	$[_]	[_]	$[_]
Mike Ivie	[_]	$[_]	[_]	$[_]	[_]	$[_]

Conflicts of Interest

The Advisor and the Sub-Advisor offer separately managed accounts and other investment fund products in addition to the Portfolio. Some of these offerings include portfolios of investments which may be substantially identical to the Portfolio, which could create certain conflicts of interest. As the Portfolio and any separate accounts or investment funds managed similarly to the Portfolio will be managed concurrently, all transactions will be implemented according to the Advisor's or Sub-Advisor's trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the Portfolio) fulfill the Advisor's and Sub-Advisor's fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Advisor and Sub-Advisor each take into account a number of factors, including among other things, the Advisor's and Sub-Advisor's fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client's portfolio, cash available for investment, suitability as well as each client's investment objectives.

Typically, the instruments in which the Advisor's and Sub-Advisor's funds and managed accounts invest are not accessible to individual investors. The Advisor and Sub-Advisor as an entity may hold the same short-term fixed income securities as some of the funds advised by the Advisor's Mutual Fund Management Division or the Sub-Advisor. In the instance where a conflict might occur, the Advisor and Sub-Advisor will allocate investment equitably.

Portfolio Managers' Compensation

The Portfolio Managers' compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Advisor Portfolio Manager is based on the profitability of the Advisor. Bonuses paid to the Sub-Advisor Portfolio Managers are based on the profitability of the Sub-Advisor.

Portfolio Managers' Ownership of Portfolio Shares

The following table shows the dollar range of equity securities beneficially owned by the Advisor Portfolio Manager in the Portfolio as of December 31, 2015.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Annette A. Cazenave	None

The following table shows the dollar range of equity securities beneficially owned by the Sub-Advisor Portfolio Managers in the Portfolio as of October 31, 2016.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Jerry Parker	None
Anil Ladde	None
Mike Ivie	None

Organization and Management of Wholly-Owned Subsidiary

The Portfolio may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in Underlying Pools that employ investment techniques related to the execution of the Portfolio's global macro managed futures strategy.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of MHBP Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Anthony J. Hertl 1950	Director Since May 2013

Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)

Gary W. Lanzen 1954	Director Since May 2013

Schroder Global Series Trust and Two Roads Shared Trust (since 2012); and Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)

Mark H. Taylor 1964	Director Since May 2013

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)

John V. Palancia 1954	Director Since May 2013	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005)
Mark D. Gersten 1950	Director Since September 2013	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark Garbin 1951	Director Since September 2013	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
Andrew Rogers 1969	Director 2010-May 2013; September 2013

Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)

The Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary's portfolio. The Subsidiary has also entered into arrangements with Union Bank, N.A. to serve as the Subsidiary's custodian and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent, fund accountant and administrator. The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Portfolio. The Portfolio's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Portfolio's Board regarding the Subsidiary's compliance with its policies and procedures.

The Portfolio pays the Advisor a fee for its services and the Advisor has contractually agreed to waive any management fee it would be entitled to receive from the Subsidiary. This undertaking will continue in effect for so long as the Portfolio invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Portfolio's Board of Trustees for such termination. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Portfolio expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Portfolio's assets. It is also anticipated that the Portfolio's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Portfolio's investment in the Subsidiary will not result in the Portfolio paying duplicative fees for similar services provided to the Portfolio and Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Pursuant to the Advisory Agreement, the Advisor and Sub-Advisor determine which securities are to be purchased and sold by the portion of the Portfolio each manages and which broker-dealers are eligible to execute the Portfolio's transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Portfolio will be effected through broker-dealers (including banks) that specialize in the types of securities that the Portfolio will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Advisor or Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Advisor and Sub-Advisor consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Portfolio or Sub-Advisory Agreement with the Advisor, to be useful in varying degrees, but of indeterminable value.

While it is the Portfolio's general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Portfolio, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolio or to the Advisor or Sub-Advisor, even if the specific services are not directly useful to the Portfolio and may be useful to the Advisor or Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolio may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's or Sub-Advisor's overall responsibilities to the Portfolio.

Investment decisions for the Portfolio may or may not be made independently from those of other client accounts of the Advisor or Sub-Advisor. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Portfolio uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such client accounts. In such event, the position of the Portfolio and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Portfolio at the same time, the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day's transactions in such security will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio. Notwithstanding the above, the Advisor or Sub-Advisor may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Advisor or Sub-Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Portfolio, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Portfolio is required to identify any securities of its "regular brokers or dealers" that the Portfolio has acquired during its most recent fiscal year. The Portfolio is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Portfolio.

Brokers or dealers executing a portfolio transaction on behalf of the Portfolio may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolio. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Sub-Advisor exercises investment discretion. Some of the services received as the result of Portfolio transactions may primarily benefit accounts other than the Portfolio, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Portfolio. For the fiscal period ended, December 31, 2013, the Portfolio paid brokerage commissions of approximately $0. For the fiscal period ended, December 31, 2014, the Portfolio paid brokerage commissions of approximately $0. For the fiscal period ended, December 31, 2015, the Portfolio paid brokerage commissions of approximately $0.

PORTFOLIO TURNOVER

The Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. A 100% turnover rate would occur if all of the Portfolio's portfolio securities were replaced once within a one-year period. For the fiscal period ended December 31, 2014, the Portfolio's portfolio turnover rate was 0%. For the fiscal period ended December 31, 2015, the Portfolio's portfolio turnover rate was 104%. The Portfolio's portfolio turnover rate increased significantly during 2015 because the Portfolio reallocated the fixed income portfolio to reflect alignment with market conditions.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110 Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolio pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers or Trustees of the Trust. Such officers or Trustees may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2011 and will remain in effect for two years from the applicable effective date for the Portfolio, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Portfolio holdings and operations for post-trade compliance with the Portfolio's registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Portfolio to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Portfolio's independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Portfolio; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Portfolio in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Portfolio by GFS, the Portfolio pays GFS a fee which is equal to the greater of a minimum fee of $40,000 or an asset based fee, which scales downward based upon net assets. The Portfolio also pays GFS for any out-of-pocket expenses. For the fiscal period ended December 31, 2013, the Portfolio paid $41,682 for administrative services. For the fiscal year ended December 31, 2014, the Portfolio paid $31,728 in administration fees. For the fiscal period ended December 31, 2015, the Portfolio paid $29,115 for administrative services.

In its role as Custody Administrator, GFS receives an annual fee based upon a percentage of the Portfolio's assets, plus certain transactional charges. There are no minimum fees for GFS's work as Custody Administrator.

GFS also provides the Portfolio with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Portfolio's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolio. For the fund accounting services rendered to the Portfolio under the Agreement, the Portfolio pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Portfolio also pays GFS for any out-of-pocket expenses.

For the accounting services rendered to the Portfolio under the Agreement, the Portfolio pays GFS a fee equal to a minimum annual fee of $27,000, plus an asset based fee, which scales downward based upon net assets. The Portfolio also pays GFS for any out-of-pocket expenses. For the fiscal period ended December 31, 2013, the Portfolio paid $26,939 for fund accounting services. For the fiscal period ended December 31, 2014, the Portfolio paid $20,475 for fund accounting services. For the fiscal period ended December 31, 2015, the Portfolio paid $18,688 for fund accounting services.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For such services rendered to the Fund under the Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses.

For the transfer agent services rendered to the Portfolio under the Agreement, the Portfolio pays GFS a transfer agency fee equal to a minimum fee of $18,000 or an annual fee per account. The Portfolio also pays GFS for any out-of-pocket expenses. For the fiscal period ended December 31, 2013, the Portfolio paid $25,219 for transfer agent services. For the fiscal period ended December 31, 2014, the Portfolio paid $20,055 for transfer agent services. For the fiscal period ended December 31, 2015, the Portfolio paid $18,210 for transfer agent services.

Custodian

MUFG Union Bank, N.A. (the "Custodian"), 400 California Street, San Francisco, California 94104, serves as the custodian of the Portfolio's assets pursuant to a Custody Agreement by and between Union Bank, N.A. and the Trust on behalf of the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Portfolio may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Suite 2, Omaha, NE 68130 an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS's compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Portfolio, the Portfolio pays NLCS a one-time fee of $2,500, plus an annual fee, based on Portfolio assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion). The Portfolio also pays NLCS for any out-of-pocket expenses. For the fiscal period ended December 31, 2013, the Portfolio paid $17,615 for compliance services. For the fiscal period ended December 31, 2014, the Portfolio paid $18,254 for compliance services. For the fiscal period ended December 31, 2015, the Portfolio paid $19,263 for compliance services.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolio. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program is written and has been approved by the Trust's Board of Trustees. The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Trust's Distributor and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading "How Shares are Priced," the net asset value of the Portfolio's shares is determined by dividing the total value of the Portfolio's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Portfolio.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the day of valuation on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded on NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indexes. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the on each day that the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE closes, usually 4:00 p.m. Eastern time ("NYSE Close"), and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio's calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Portfolio might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Portfolio investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Portfolio with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Portfolio in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Portfolio will redeem all or any portion of a shareholder's shares of the Portfolio when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Portfolio.

The Portfolio intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Portfolio should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Portfolio will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Portfolio. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ 29,048	$ —	$ 29,048

The Portfolio intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Portfolio unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Portfolio must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Portfolio fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Portfolio would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Portfolio generally would not be liable for income tax on the Portfolio's net investment income or net realized capital gains in their individual capacities.

The Portfolio is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Portfolio's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Portfolio during the preceding calendar year. Under ordinary circumstances, the Portfolio expects to time its distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Portfolio after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Portfolio after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Portfolio may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

Additional Diversification Requirement

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Tax Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolio. The Tax Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Portfolio intends to comply, and continue to comply, with the diversification requirement imposed by Section 817(h) of the Tax Code and the regulations thereunder on insurance company segregated asset (i.e ., separate) accounts. This requirement places certain limitations on the assets of each insurance company separate account, and, because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, of the Portfolio, that may be invested in securities of a single issuer. Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by the Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. The Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of the Portfolio's assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The above discussion of the federal income tax treatment of the Portfolio assumes that all the insurance company accounts holding shares of the Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Tax Code or the general account of an insurance company as defined in Section 816 of the Tax Code. Additional tax consequences may apply to holders of variable contracts investing in the Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that owns shares of the Portfolio, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Portfolio has selected [___] as its independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual consolidated financial statements, and (2) tax return preparation and review.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

CONSOLIDATED FINANCIAL STATEMENTS

The consolidated financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report for the Portfolio for the year ended December 31, 2015. The Portfolio's unaudited financial statements required to be included in the SAI are hereby incorporated by reference to the Semi-Annual Report for the Fund for the fiscal period ended June 30, 2016. You can obtain a copy of the consolidated financial statements contained in the Portfolio's Annual or Semi-Annual Report without charge by calling the Portfolio at 1-855-542-4MHB (4642).

APPENDIX A

PROXY VOTING POLICY

Monte Capital Group, LLC

The Firm, as a fiduciary of its Clients (including private funds) must act to maximize the value of the accounts it manages. Under its fiduciary duties of care and loyalty, the Firm must monitor corporate actions and act reasonably to vote proxies in the best interests of its Clients.

Rule 206(4)-6 under the Advisers Act requires that an adviser that exercises voting authority over client securities:

•	adopt and implement written proxy voting procedures reasonably designed to ensure that its voting is in the best interests of clients;
•	address in such policies and procedures how the adviser will manage any conflicts of interest that might otherwise affect its proxy voting decisions;
•	provide a summary of such procedures to clients; and
•	offer to provide the full procedures upon request and inform clients how they can obtain information about how their securities were voted.

Policy

The Firm exercises proxy voting authority on behalf of Clients. It is the Firm's policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.

Business Operations. The Firm generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that the Firm believes will not typically have a significant effect on the value of the investment. Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Such proposals include:

•	name changes;
•	election of directors;
•	ratification of auditors;
•	maintenance of current levels of directors' indemnification and liability;
•	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest; and
•	employee stock purchase or ownership plans.

Change in Status. Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	mergers, acquisitions, restructurings;
•	reincorporations; and
•	changes in capitalization.

Shareholder Democracy. The Firm generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

•	increased indemnification protections for directors or officers;
•	certain supermajority requirements;
•	unequal voting rights;
•	classified boards;
•	cumulative voting;
•	authorization of new securities if the intention appears to be to unduly dilute the shareholders' proportionate interest; and
•	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

The Firm generally supports proposals that maintain or expand shareholder democracy such as:

•	annual elections;
•	independent directors;
•	confidential voting; and
•	proposals that require shareholder approval for:
o	adoption or retention of "poison pills" or golden parachutes,
o	elimination of cumulative voting or preemptive rights, and
o	reclassification of company boards.

The Firm believes reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors the Firm considers when reviewing a compensation proposal is whether it potentially dilutes the value of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflicts of interest in connection with proxy voting.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client's informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Class Actions. It is Firm policy not to make any decisions as to whether to participate or opt out of a class action involving securities in which Clients are invested. Any class action materials received by the Firm are returned to the custodian of the Client's assets for delivery to the Client.

Procedures

Receipt of Proxy Materials. The Firm receives proxy materials from issuers, custodians, or broker dealers via e-mail and through the mail with respect to any securities held in Client accounts. If the Firm has sold its position between the record date and the meeting date for a particular security, the Firm refrains from voting the securities. In cases where a Client has contracted with a third party to vote proxies, the portfolio manager forwards the proxy to that party.

Voting Decisions. For each vote, the portfolio team discusses the issues or initiatives with the portfolio manager responsible for the security. The Firm generally votes in accordance with the recommendations of management, unless such recommendations violate Firm policy. Once a determination has been made regarding how the Firm will vote, the portfolio manager casts the Firm's vote utilizing the method deemed appropriate by the management company.

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Conflicts of Interest. The Chief Compliance Officer will review all potential conflicts of interests and determine whether such potential conflict is material. Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) discuss the proxy vote with Clients; (ii) fully disclose the material facts regarding the conflict and seek the Clients' consent to vote the proxy as intended; and/or (iii) seek the recommendations of an independent third party. The Chief Compliance Officer will document the steps taken to evidence that the proxy vote or abstention was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

Disclosure of Policies and Procedures. The Chief Compliance Officer will provide a summary of these policies and procedures in its Form ADV, Part 2A to be furnished to Clients. The Chief Compliance Officer will further provide a copy of these policies and procedures to any Client upon request and will inform Clients how they can obtain further proxy voting information about their own proxies.

Record of Votes Cast. The portfolio manager maintains a spreadsheet showing each security with respect to which votes were cast, the number of shares voted and how they were voted on each issue. The spreadsheet is maintained and updated to show such information for each proxy received throughout the year.

Client Requests for Votes. If a Client requests that proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the portfolio management team will advise the Client that it cannot accommodate the request.

Client Requests for Voting Record. Clients may request information concerning how proxies were voted on Client securities. The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client securities were voted on particular issues.

Records to be Maintained. The portfolio manager will maintain the following records with respect to proxies: (i) proxy statements received regarding Client securities; (ii) records of votes cast on behalf of a Client, including each security to which votes were cast, the number of shares voted and how they were voted on each issue; (iii) written records of requests by Clients for proxy voting information; (iv) written responses to any written or oral requests; and (v) any documents prepared or used by the Firm that were material to how a proxy was voted or that memorialized the basis for the voting decision. In maintaining item (ii) above, the Firm may rely on the records of any third party, such as a proxy voting service; provided, however, that the Firm will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

Northern Lights Variable Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated November 4, 2004. Previously filed on February 14, 2006 as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A (File numbers 811-21853 and 333-131820)(hereinafter referred to as the “Registrant’s Registration Statement”), and hereby incorporated by reference.
(a)(2)	Certificate of Trust dated November 4, 2004. Previously filed on February 14, 2006 as Exhibit (a)(2) to the Registrant’s Registration Statement, and hereby incorporated by reference.
(b)	By-Laws. Previously filed on February 14, 2006 as Exhibit (b) to the Registrant’s Registration Statement, and hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.
(d)(1)	Investment Advisory Agreement between the Registrant, with respect to the JNF Equity and Balanced , and JNF Advisors, Inc., was filed on May 1, 2008 as Exhibit (d)(3) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement, and hereby incorporated by reference.
(d)(2)	Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Portfolio, and Critical Math Advisors, LLC, was filed on February 4, 2008 as Exhibit (d)(5) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(3)	Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Portfolio, and Changing Parameters LLC, was filed on February 4, 2008 as Exhibit (d)(6) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(4)	Investment Advisory Agreement between the Registrant, with respect to TOPS® Capital Preservation ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio ,TOPS® Growth ETF Portfolio, TOPS® Aggressive Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio and TOPS® Managed Risk Growth ETF Portfolio and ValMark Advisers, Inc. was filed on April 18, 2011 as Exhibit (d)(9) to Pre-Effective Amendment No. 33 to the Registrant’s Registration Statement, and is hereby incorporated by reference..
(d)(5)	Sub-Advisory Agreement between ValMark Advisers, Inc. and Milliman Financial Risk Management, LLC, with respect to TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio and TOPS® Managed Risk Growth ETF Portfolio was filed on April 26, 2011 as Exhibit (d)(10) to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(6)	Investment Advisory Agreement between the Registrant, with respect to Astor Long/Short ETF Portfolio and Astor Asset Management, LLC to be filed by amendment.
(d)(7)	Investment Advisory Agreement between the Registrant, with respect to 7Twelve Balanced Portfolio and 7Twelve Advisors, LLC was filed on November 23, 2011 as Exhibit (d)(13) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(8)	Investment Advisory Agreement between the Registrant, with respect to Mariner Managed Futures Strategy Portfolio and Monte Capital Group, LLC was filed on February 22, 2016 as Exhibit (d)(10) to Post-Effective Amendment No. 156 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(9)	Investment Advisory Agreement between the Registrant, with respect to Power Income VIT Fund and W.E. Donoghue & Co., Inc. was filed on February 22, 2016 as Exhibit (d)(11) to Post-Effective Amendment No. 156 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(10)	Investment Advisory Agreement between the Registrant, with respect to Leader Short-Term Bond Portfolio and Leader Capital Corp. was filed on February 22, 2016 as Exhibit (d)(13) to Post-Effective Amendment No. 156 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(11)	Investment Advisory Agreement between the Registrant, with respect to CAM Hedge VIT Fund and Commerce Asset Management, LLC was filed on April 15, 2016 as Exhibit (d)(13) to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(12)	Investment Advisory Agreement between the Registrant, with respect to BTS Tactical Fixed Income VIT Fund and BTS Asset Management, Inc. was filed on April 3, 2013 as Exhibit (d)(15) to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(13)	Co-Investment Advisory Agreement between the Registrant, with respect to Probabilities VIT Fund, Probabilities Fund Management, LLC and Princeton Fund Advisors, LLC was filed on April 30, 2015 as Exhibit (d)(16) to Post-Effective Amendment No. 140 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(14)	Investment Advisory Agreement between the Registrant, with respect to the Even Keel Premium Income Fund and Milliman Financial Risk Management LLC was filed on April 18, 2016 as Exhibit (d)(16) to Post-Effective Amendment No.161 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(15)	Investment Advisory Agreement between the Registrant, with respect to TOPS® Managed Risk Flex ETF Portfolio and ValMark Advisers, Inc. was filed on May 22, 2013 as Exhibit (d)(18) to Post-Effective Amendment No.98 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(16)	Sub-Advisory Agreement between ValMark Advisers, Inc. and Milliman Financial Risk Management, LLC, with respect to TOPS® Managed Risk Flex ETF Portfolio was filed on April 15, 2016 as Exhibit (d)(18) to Post-Effective Amendment No.98 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(17)	Investment Advisory Agreement between the Registrant, with respect to JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio and JNF Advisors, Inc. was filed on March 3, 2014 as Exhibit (d)(20) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(18)	Sub-Advisory Agreement between JNF Advisors, Inc. and First Principles Capital Management, LLC with respect to JNF Exceed Defined Shield Index Portfolio was filed on February 23, 2016 as Exhibit (d)(26) to Post-Effective Amendment No.158 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(19)	Sub-Advisory Agreement between JNF Advisors, Inc. and Exceed Advisory, LLC with respect to JNF Exceed Defined Shield Index Portfolio was filed on February 23, 2016 as Exhibit (d)(27) to Post-Effective Amendment No.158 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(20)	Investment Advisory Agreement between the Registrant, with respect to JNF Dynasty Liquid Alternatives Portfolio and JNF Advisors, Inc. was filed on January 5, 2015 as Exhibit (d)(22) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(21)

Sub-Advisory Agreement between JNF Advisors, Inc. and Dynasty Wealth

Management, LLC with respect to JNF Dynasty Liquid Alternatives Portfolio was filed on January 5, 2015 as Exhibit (d)(23) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(22)	Investment Advisory Agreement between the Registrant, with respect to 3Twelve Total Bond Portfolio and 7Twelve Advisors, LLC was filed on February 22, 2016 as Exhibit (d)(24) to Post-Effective Amendment No. 156 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(23)	Advisory Fee Waiver between the Registrant, with respect to 3Twelve Total Bond Portfolio and 7Twleve Advisors, LLC was filed on May 19, 2015 as Exhibit (D)(25) to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(d)(24)	Amended Investment Advisory Agreement between the Registrant, with respect to Mariner Managed Futures Strategy Portfolio and Monte Capital Group, LLC to be filed by subsequent amendment.
(d)(25)	Subadvisory Advisory Agreement between Monte Capital Group, LLC and Chesapeake Capital Corporation, with respect to Mariner Managed Futures Strategy Portfolio, to be filed by subsequent amendment.
(e)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, was filed on April 16, 2012 as Exhibit (e) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(f)	Bonus or Profit Sharing Contracts. Not Applicable.
(g)(1)	Custody Agreement between the Registrant and Bank of New York Mellon was filed on February 4, 2008 as Exhibit (g)(1) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(g)(2)	Custody Agreement between the Registrant and the First National Bank of Omaha was filed on February 4, 2008 as Exhibit (g)(2) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(g)(3)	Custody Agreement between the Registrant and Fifth Third Bank was filed on June 5, 2009 as Exhibit (g)(4) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement, and hereby incorporated by reference.
(g)(4)	Custody Agreement between the Registrant and Union Bank, N.A. was filed on October 9, 2012 as Exhibit (g)(4) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and hereby incorporated by reference.
(h)(1)	Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(1) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(2)	Administration Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(2) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(3)	Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(3) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(4)	Custody Administration Agreement between Registrant and the Administrator with respect to certain Funds of the Trust, was filed on February 6, 2007 as Exhibit (h)(4) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(5)	Expense Limitation Agreement between the Registrant; with respect to JNF SSgA Tactical Allocation Portfolio, JNF SSgA Sector Rotation Portfolio, JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio, and JNF Dynasty Liquid Alternatives Portfolio; and JNF Advisors, Inc. is filed herewith.
(h)(6)	Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Portfolio, and Critical Math Advisors, LLC is filed herewith.
(h)(7)	Participation Agreement between the Registrant, with respect to the each JNF Portfolio, and Jefferson National Life Insurance Company, was filed on May 1, 2008 as Exhibit (h)(9) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement, and hereby incorporated by reference.
(h)(8)(1)	Participation Agreement between the Registrant, with respect to each JNF Portfolio, and PHL Variable Insurance Company, was filed on May 1, 2008 as Exhibit (h)(9)(1) to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement, and hereby incorporated by reference.
(h)(9)	Participation Agreement between the Registrant, with respect to the TOPS Portfolios and Minnesota Life Insurance was filed on April 16, 2012 as Exhibit (h)(11)(3) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference..
(h)(9)(1)	Participation Agreement between the Registrant, with respect to the TOPS Portfolios and Principal Life Insurance Company, Princor Financial Services Corporation and Principal National Life Insurance Company was filed on April 16, 2012 as Exhibit (h)(11)(4) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(9)(2)	Participation Agreement between the Registrant, with respect to the TOPS Managed Risk Portfolios and Kansas City Life Insurance Company was filed on April 16, 2012 as Exhibit (h)(11)(5) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(9)(3)	Participation Agreement between the Registrant, with respect to the TOPS Portfolios and PRUCO Life Insurance Company was filed on April 16, 2012 as Exhibit (h)(11)(6) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(9)(4)	Participation Agreement between the Registrant, with respect to the TOPS Portfolios and PRUCO Life Insurance Company of New Jersey was filed on April 16, 2012 as Exhibit (h)(11)(7) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(9)(5)	Participation Agreement between the Registrant, with respect to the TOPS Portfolios and Ohio National Life Insurance Company was filed on April 16, 2012 as Exhibit (h)(11)(8) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(9)(6)	Participation Agreement between the Registrant, with respect to the TOPS Managed Risk Portfolios and National Security Life and Annuity Company was filed on April 16, 2012 as Exhibit (h)(11)(9) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(10)	Participation Agreement between the Registrant, with respect to Adaptive Allocation portfolio and Power Income VIT, and Midland National Life Insurance Company was filed on October 9, 2012 as Exhibit (h)(10) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(11)	Participation Agreement between the Registrant, with respect to Power Income VIT and First Security Benefit Life Insurance and Annuity Company of New York was filed on October 9, 2012 as Exhibit (h)(11) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(12)	Participation Agreement between the Registrant, with respect to Power Income VIT and Security Benefit Life Insurance Company was filed on April 19, 2016 as Exhibit (h)(12) to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(13)	Participation Agreement between the Registrant, with respect to Power Income VIT Fund, BCM Decathlon Conservative Portfolio, BCM Decathlon Moderate Portfolio, BCM Decathlon Aggressive Portfolio, Mainer Hyman Beck Portfolio, Innealta Capital Country Rotation Portfolio, Innealta Capital Sector Rotation Portfolio, Changing Parameters Portfolio, Adaptive Allocation Portfolio, TOPS Capital Preservation ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Moderate Growth ETF Portfolio, TOPS Growth ETF Portfolio, TOPS Aggressive Growth Portfolio, TOPS Pro tected balanced Portfolio, TOPS Protected Moderate Growth ETF Portfolio, TOPS Protected Growth ETF Portfolio, CAM Hedge VIT Fund, 7Twelve Balanced Portfolio, Probabilities Fund and Jefferson National Life Insurance Company was filed on April 19, 2016 as Exhibit (h)(13) to Post-Effective Amendment No. 163 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(14)	Expense Limitation Agreement between the Registrant, with respect to the Mariner Hyman Beck Portfolio and RJO Investment Management, LLC was filed on April 19, 2016 as Exhibit (h)(14) to Post-Effective Amendment No. 165 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(15)	Expense Limitation Agreement between the Registrant, with respect to the Power Income VIT Fund and W.E. Donoghue & Co., Inc. was filed on April 19, 2016 as Exhibit (h)(15) to Post-Effective Amendment No. 167 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(16)	Expense Limitation Agreement between the Registrant, with respect to the Leader Short-Term Bond Portfolio and Leader Capital Corp., was filed on April 19, 2016 as Exhibit (h)(16) to Post-Effective Amendment No. 164 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(17)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC was filed on October 9, 2012 as Exhibit (h)(21) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(18)	Expense Limitation Agreement between the Registrant, with respect to the CAM Hedge VIT Fund, and Commerce Asset Management, LLC, was filed on April 19, 2016 as Exhibit (h)(18) Post-Effective Amendment No. 162 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(19)	Expense Limitation Agreement between the Registrant, with respect to the BTS Tactical Fixed Income VIT Fund, and BTS Asset Management, Inc., was filed on April 19, 2016 as Exhibit (h)(19) Post-Effective Amendment No. 169 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(20)	Expense Limitation Agreement between the Registrant, with respect to Probabilities VIT Fund, Probabilities Fund Management, LLC, and Princeton Fund Advisors, LLC was filed on April 18, 2016 as Exhibit (h)(24) to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(21)	Form of Expense Limitation Agreement between the Registrant, with respect to Changing Parameters Portfolio and Changing Parameters, LLC was filed on April 15, 2014 as Exhibit (h)(25) to Post-Effective Amendment No.109 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(22)	Expense Limitation Agreement between the Registrant, with respect to JNF Advisors, Inc. and JNF Dynasty Liquid Alternatives Portfolio was filed on January 5, 2015 as Exhibit (h)(26) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(h)(23)	Expense Limitation Agreement between the Registrant and Monte Capital Group, LLC, with respect to Mariner Managed Futures Strategy Portfolio, to be filed by subsequent amendment.
(i)(1)	Opinion was filed on March 3, 2014 as Exhibit (i) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(i) (2)	Legal Consent of Counsel to be filed by subsequent amendment.
(j)(1)	Powers of Attorney for Anthony J. Hertl, Gary Lanzen, Mark H. Taylor, John Palancia, Mark D. Gersten, Mark Garbin, Andrew Rogers and Kevin Wolf are filed herewith.
(j)(2)	Consent of Independent Auditor to be filed by subsequent amendment.
(k)	Omitted Financial Statements. None.
(l)	Initial Capital Agreements was filed on January 11, 2007 as Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(m)	Rule 12b-1 Plan to include 3Twelve Total Bond Portfolio was filed on April 19, 2016 as Exhibit (m) to Post-Effective Amendment No.166 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(n)

Rule 18f-3 Plan was filed on April 18, 2011 as Exhibit (n) to Post-Effective Amendment No.33 to the Registrant’s Registration Statement, and is hereby incorporated by reference. Updated Form of Rule 18f-3 Plan to include Innealta Capital Country Rotation Portfolio, Innealta Capital Sector Rotation and Leader Short-Term Bond Portfolio was filed on October 9, 2012 as Exhibit (n) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

Updated Form of Rule 18f-3 Plan to include CAM Hedge VIT Fund, BTS Tactical Fixed Income VIT Fund, Probabilities VIT Fund, Even Keel Premium Income Fund and TOPS® Managed Risk Flex ETF Portfolio was filed on April 3, 2013 as Exhibit (m) to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement, and is hereby incorporated by reference. An updated 18f-3 Plan to include share classes 1, 2, 3, and 4 of 7Twelve Balanced Portfolio was filed on January 5, 2015 as Exhibit (m) to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(1)	Code of Ethics of Northern Lights Variable Trust, was filed on January 11, 2007 as Exhibit (p)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(2)	Code of Ethics of JNF Advisors, Inc. was filed on March 2, 2007 as Exhibit (p)(4) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(3)	Code of Ethics of Critical Math Advisors, LLC, was filed on February 6, 2007 as Exhibit (p)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(4)	Code of Ethics of Changing Parameters LLC was filed on March 2, 2007 as Exhibit (p)(7) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(5)	Code of Ethics of ValMark Advisers, Inc. was filed on October 9, 2012 as Exhibit (p)(6) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(6)	Code of Ethics of Milliman, Inc. was filed on October 9, 2012 as Exhibit (p)(7) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(7)	Code of Ethics of Astor Asset Management, LLC was filed on May 24, 2011 as Exhibit (p) (14) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(8)	Code of Ethics of 7Twelve Advisors, LLC was filed on November 1, 2011 as Exhibit (p)(15) to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(9)	Code of Ethics of Beaumont Financial Partners, LLC (d.b.a. BFP Capital Management) was filed on October 9, 2012 as Exhibit (p)(10) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(10)	Code of Ethics of RJO Investment Management, LLC was filed on October 9, 2012 as Exhibit (p)(11) to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(11)	Code of Ethics of W.E. Donoghue & Co., Inc. was filed on April 16, 2012 as Exhibit (p)(18) to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(12)	Code of Ethics of Leader Capital Corp. was filed on October 16, 2012 as Exhibit (d)(13) to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(13)	Code of Ethics of Commerce Asset Management, LLC was filed on April 30, 2013 as Exhibit (p)(15) to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(14)	Code of Ethics of BTS Asset Management, Inc. was filed on April 3, 2013 as Exhibit (p)(16) to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(15)	Code of Ethics of Probabilities Fund Management, LLC was filed on April 15, 2013 as Exhibit (p)(17) to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(16)	Code of Ethics of Milliman Financial Risk Management LLC was filed on April 24, 2013 as Exhibit (p)(18) to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(17)	Code of Ethics of SSgA Funds Management, Inc. was filed on March 3, 2014 as Exhibit (p)(19) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(18)	Code of Ethics of Dynasty Wealth Management, LLC was filed on March 20, 2015 as Exhibit (p)(20) to Post-Effective Amendment No.128 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(19)	Code of Ethics of Princeton Fund Advisors, LLC was filed on April 30, 2015 as Exhibit (p)(21) to Post-Effective Amendment No.140 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(20)	Code of Ethics of First Principles Capital Management, LLC was filed on February 23, 2016 as Exhibit (p)(22) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(21)	Code of Ethics of Exceed Advisory, LLC was filed on February 23, 2016 as Exhibit (p)(23) to Post-Effective Amendment No.105 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(22)	Code of Ethics of Monte Capital Group, LLC to be filed by subsequent amendment.
(p)(23)	Code of Ethics of Chesapeake Capital Corporation to be filed by subsequent amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.    None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of JNF Advisors, Inc., the Adviser to the JNF SSgA Sector Rotation Portfolio f/k/a JNF Equity Portfolio, JNF SSgA Tactical Allocation Portfolio f/k/a JNF Balanced Portfolio, JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of JNF Advisors, Inc. will be incorporated by reference to Form ADV filed by JNF Advisors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-67658).

Certain information pertaining to the business and other connections of Critical Math Advisors, LLC,  the Adviser to the Adaptive Allocation Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Critical Math Advisors, LLC is incorporated by reference to Form ADV filed by Critical Math Advisors, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-65306).

Certain information pertaining to the business and other connections of Changing Parameters LLC,  the Adviser to the Changing Parameters Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Changing Parameters LLC is incorporated by reference to Form ADV filed by Changing Parameters LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-63495).

Certain information pertaining to the business and other connections of ValMark Advisers, Inc., the Adviser to TOPS® Capital Preservation ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio ,TOPS® Growth ETF Portfolio, TOPS® Aggressive Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of ValMark Advisers, Inc. is incorporated by reference to Form ADV filed by ValMark Advisers, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-55564).

Certain information pertaining to the business and other connections of Milliman, Inc, the Sub-Adviser to TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Milliman, Inc. is incorporated by reference to Form ADV filed by Milliman, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-33315).

Certain information pertaining to the business and other connections of Astor Asset Management, LLC, the Adviser to Astor Long/Short ETF Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Astor Asset Management, LLC. is incorporated by reference to Form ADV filed by Astor Asset Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-61526).

Certain information pertaining to the business and other connections of 7Twelve Advisors, LLC, the Adviser to 7Twelve Balanced Portfolio and 3Twelve Total Bond Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of 7Twelve Advisors, LLC is incorporated by reference to Form ADV filed by 7Twelve Advisors, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-71758).

Certain information pertaining to the business and other connections of Monte Capital Group, LLC, the Adviser to Mariner Managed Futures Strategy Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner of Monte Capital Group, LLC is incorporated by reference to Form ADV filed by Monte Capital Group, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-71417).

Certain information pertaining to the business and other connections of Chesapeake Capital Corporation, the proposed Sub-Adviser to Mariner Managed Futures Strategy Portfolio, will be incorporated herein by reference by subsequent amendment.

Certain information pertaining to the business and other connections of W.E. Donoghue & Co., Inc, the Adviser to Power Income VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner of W.E. Donoghue & Co., Inc. is incorporated by reference to Form ADV filed by W.E. Donoghue & Co., Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-27959).

Certain information pertaining to the business and other connections of Leader Capital Corp., the Adviser to Leader Short-Term Bond Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner Leader Capital Corp. is incorporated by reference to Form ADV filed by Leader Capital Corp. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56684).

Certain information pertaining to the business and other connections of Commerce Asset Management, LLC, the Adviser to CAM Hedge VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner Commerce Asset Management, LLC is incorporated by reference to Form ADV filed by Commerce Asset Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-72903).

Certain information pertaining to the business and other connections of BTS Asset Management, Inc., the Adviser to BTS Tactical Fixed Income VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner BTS Asset Management, Inc. is incorporated by reference to Form ADV filed by BTS Asset Management, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-14895).

Certain information pertaining to the business and other connections of Probabilities Fund Management, LLC, a Co-Adviser to Probabilities VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Co-Advisers” and to the section of the Statement of Additional Information captioned “Investment Co-Advisers”. The information required by this Item 26 with respect to each director, officer or partner Probabilities Fund Management, LLC is incorporated by reference to Form ADV filed by Probabilities Fund Management, LLC, with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-77947).

Certain information pertaining to the business and other connections of Princeton Fund Advisors, LLC, a Co-Adviser to Probabilities VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Co-Advisers” and to the section of the Statement of Additional Information captioned “Investment Co-Advisers”. The information required by this Item 26 with respect to each director, officer or partner Princeton Fund Advisors, LLC is incorporated by reference to Form ADV filed by Princeton Fund Advisors, LLC , with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-72525).

Certain information pertaining to the business and other connections of Milliman Financial Risk Management LLC, the Adviser to Even Keel Premium Income Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Adviser” and to the section of the Statement of Additional Information captioned “Adviser”. The information required by this Item 26 with respect to each director, officer or partner Milliman Financial Risk Management LLC is incorporated by reference to Form ADV filed by Milliman Financial Risk Management LLC, with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-73056).

Certain information pertaining to the business and other connections of SSgA Funds Management, Inc. the Sub-Adviser to JNF SSgA Sector Rotation Portfolio f/k/a JNF Equity Portfolio and JNF SSgA Tactical Allocation Portfolio f/k/a JNF Balanced Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of SSgA Funds Management, Inc. is incorporated by reference to Form ADV filed by SSgA Funds Management, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-60103).

Certain information pertaining to the business and other connections of Dynasty Wealth Management, LLC the Sub-Adviser to JNF Dynasty Liquid Alternatives Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Dynasty Wealth Management, LLC is incorporated by reference to Form ADV filed by Dynasty Wealth Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-71301).

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), the principal underwriter to the Trust also acts as principal underwriter for the following:

AmericaFirst Quantitative Funds, Arrow ETF Trust, Arrow QVM Equity Factor ETF a series of the Arrow Investments Trust, BlueArc Multi-Strategy Fund, Centerstone Investors Trust, Copeland Trust, Crow Point Global Dividend Plus Fund, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. To the best of Registrant’s knowledge, the following are the officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, maintains all records required pursuant to Administrative Service Agreements with the Trust.

First National Bank of Omaha (‘FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Portfolio pursuant to a Custody Agreement between FNBO and the Trust.

Fifth Third Bank (“Fifth Third”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, provides custodian services to JNF SSgA Sector Rotation Portfolio f/k/a JNF Equity Portfolio, JNF SSgA Tactical Allocation Portfolio f/k/a JNF Balanced Portfolio, JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio pursuant to a Custody Agreement between Fifth Third and the Trust.

JNF Advisors, Inc. located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the JNF SSgA Sector Rotation Portfolio f/k/a JNF Equity Portfolio, JNF SSgA Tactical Allocation Portfolio f/k/a JNF Balanced Portfolio, JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio, and JNF Dynasty Liquid Alternatives Portfolio

Critical Math Advisors, LLC located at 29 Emmons Drive, Suite A-20, Princeton, NJ 08540 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Portfolio.

Changing Parameters LLC located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Changing Parameters Portfolio.

ValMark Advisers, Inc. located at 130 Springside Drive, Akron, OH 44333, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to TOPSTM Capital Preservation ETF Portfolio, TOPSTM Balanced ETF Portfolio, TOPSTM Moderate Growth ETF Portfolio ,TOPSTM Growth ETF Portfolio, TOPSTM Aggressive Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio.

Milliman, Inc. located at 1301 Fifth Avenue, Suite 3800, Seattle, WA 98101, pursuant to the Sub-Advisory Agreement with ValMark Advisers, Inc., maintains all records required pursuant to such agreement with respect to TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio.

Astor Asset Management, LLC located at 111 S. Wacker Drive, Suite 3910, Chicago, IL 606061, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Astor Long/Short ETF Portfolio.

7Twelve Advisors, LLC located at 1720 West End Ave., Suite 450, Nashville, TN 37203, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to 7Twelve Balanced Portfolio and 3Twelve Total Bond Portfolio.

Monte Capital Group LLC located at 420 Park Ave., Clarendon Hills, IL 60514, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mariner Managed Futures Strategy Portfolio.

Chesapeake Capital Corporation, located at 1721 Summit Avenue, Richmond, Virginia 23230, pursuant to a proposed subadvisory agreement with Monte Capital Group LLC, will maintain all records required pursuant to such agreement with respect to Mariner Managed Futures Strategy Portfolio.

W.E Donoghue & Co., Inc. located at 629 Washington Street, Norwood, MA 02062, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Power Income VIT Fund.

Leader Capital Corp. located at 1750 SW Skyline Blvd. Suite 204, Portland, OR 97221, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Leader Short-Term Bond Portfolio.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA 02420, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to BTS Tactical Fixed Income VIT Fund.

Probabilities Fund Management, LLC located at 1665 Union Street, Suite A, San Diego, CA 92101, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Probabilities VIT Fund.

Milliman Financial Risk Management LLC located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Even Keel Premium Income Fund.

SSgA Funds Management, Inc. located at One Lincoln Street, Boston, MA 02111, pursuant to the Sub-Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF SSgA Sector Rotation Portfolio f/k/a JNF Equity Portfolio and JNF SSgA Tactical Allocation Portfolio f/k/a JNF Balanced Portfolio.

Dynasty Wealth Management, LLC located at 1350 Avenue of the Americas, 32nd Floor, New York, NY 10019, pursuant to the Sub-Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Dynasty Liquid Alternatives Portfolio.

First Principles Capital Management, LLC located at 140 Broadway, 21st Floor, New York, NY 10005, pursuant to the Sub-Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Exceed Defined Shield Index Portfolio.

Exceed Advisory, LLC located at 28 West 44th Street, 16th Floor, New York, NY, pursuant to the Sub-Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Exceed Defined Shield Index Portfolio.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on this 30th day of September, 2016.

NORTHERN LIGHTS VARIABLE TRUST

(Registrant)

/s/ Andrew Rogers

By:  Andrew Rogers, President,

Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

John V. Palancia* John V. Palancia	Trustee	September 30, 2016
Gary Lanzen* Gary Lanzen	Trustee	September 30, 2016
Anthony Hertl* Anthony Hertl	Trustee	September 30, 2016
Mark Taylor* Mark Taylor	Trustee	September 30, 2016
Mark D, Gersten* Mark D. Gersten	Trustee	September 30, 2016
Mark Garbin* Mark Garbin	Trustee	September 30, 2016
/s/ Andrew Rogers* Andrew Rogers	President, Principal Executive Officer and Trustee	September 30, 2016
/s/ Kevin Wolf* Kevin Wolf	Treasurer and Principal Accounting Officer	September 30, 2016

By:

/s/ Andrew Rogers             Date: September 30, 2016

Andrew Rogers

*Attorney-in-Fact – Pursuant to Powers of Attorney filed on April 7, 2011, January 19, 2012, September 27, 2013 and filed herewith to the Registrant’s Registration Statement in Post-Effective Amendment No. 32. No. 45, No. 102 and this amendment and which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Expense Limitation Agreement between the Registrant; with respect to JNF SSgA Tactical Allocation Portfolio, JNF SSgA Sector Rotation Portfolio, JNF Exceed Defined Shield Index Portfolio f/k/a JNF SSgA Retirement Income Portfolio, and JNF Dynasty Liquid Alternatives Portfolio; and JNF Advisors, Inc.	(h)(5)
Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Portfolio, and Critical Math Advisors, LLC	(h)(6)
Powers of Attorney for Anthony J. Hertl, Gary Lanzen, Mark H. Taylor, John Palancia, Mark D. Gersten, Mark Garbin, Andrew Rogers and Kevin Wolf	(j)(1)